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EXHIBIT 99.1  CERTIFICATION OF RICHARD T. FLENNER, JR.

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of GLB Bancorp, Inc. ("GLB") on Form 10-KSB for the period ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard T. Flenner, Jr., Chief Executive Officer, President and Director of GLB, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of GLB.

         Date: March 18, 2003              By: /s/ Richard T. Flenner, Jr.
                                               -------------------------------
                                                   Richard T. Flenner, Jr.,
                                                   President, Chief
                                                   Executive Officer and
                                                   Director

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